Exhibit B

HOLOBEAM, INC.
Form 10Q
DECEMBER 31, 2006
Section 906 Certification


       Certification pursuant to 18 U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

        In connection with the Quarterly Report of Holobeam, Inc. (The Registrant) on Form 10-Q for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Melvin S. Cook, Chairman and President of the Registrant, certify pursuant to 18 U.S.C., Sec. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


        (1)	The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)	The information contained in the Report fairly presents,
in all respects, the financial condition and results of operations of the Registrant.



/s/ Melvin S. Cook
------------------
MELVIN S. COOK
CHAIRMAN AND PRESIDENT
February 7, 2007

Exhibit B

HOLOBEAM, INC.
Form 10Q
DECEMBER 31, 2006
Section 906 Certification


       Certification pursuant to 18 U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

        In connection with the Quarterly Report of Holobeam, Inc. (The Registrant) on Form 10Q for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ralph A. Fredericks, Treasurer of the
Registrant, certify pursuant to 18 U.S.C., Sec. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)	The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)	The information contained in the Report fairly presents,
in all respects, the financial condition and results of operations of the Registrant.



/s/ Ralph A. Fredericks
-----------------------------------
RALPH A. FREDERICKS
TREASURER
February 7, 2007